                                                                    EXHIBIT 10.9


                  STOCK AND TRUST CERTIFICATE PLEDGE AGREEMENT


                 This STOCK AND TRUST CERTIFICATE PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of October 6, 1995, is made by Ronald S. Haft ("Pledgor") in favor of Larry G. Schafran and Sidney B. Silverman, as collateral agents and bailees (in such capacity, "Collateral Agent") for Dart Group Corporation, a Delaware corporation ("Lender"), and Cabot-Morgan Real Estate Company, a Delaware corporation ("Cabot-Morgan"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Promissory Notes (defined below).

                                  WITNESSETH:

                 WHEREAS, Lender and Pledgor are adverse parties in the lawsuits captioned, Ronald S. Haft v. Dart Group Corporation, Delaware Chancery Court, CA-13736 and Alan R. Kahn and the Tudor Trust v. Herbert Haft, Del. Ch. C.A. No. 13154 and, simultaneously with the execution and delivery of this Pledge Agreement, have entered into that certain Settlement Agreement of even date herewith pursuant to which Lender and Pledgor have agreed to settle such lawsuits on the terms, and subject to the conditions, set forth therein (the "Settlement Agreement");

                 WHEREAS, in connection with the Settlement Agreement Pledgor, Lender and certain of their respective affiliates have entered into certain other agreements and documents, including the Real Estate Master Agreement of even date herewith among Borrower, Lender and Cabot-Morgan (the "Master Agreement") and this Pledge Agreement, which, together with the Settlement Agreement, are collectively referred to herein as the "Settlement Documents" (as such term is defined in the Master Agreement);

                 WHEREAS, on the date hereof, Lender has made certain loans to Borrower and Borrower has executed and delivered to Lender the $37 Million Note, the $27.4 Million Note and the $11.6 Million Note (as such terms are defined in the Settlement Agreement; collectively, the "Promissory Notes") to evidence such loans;

                 WHEREAS, Pledgor (i) is the legal and beneficial owner of 25,246 shares of Class B Common Stock, $1.00 par value per share, of Lender (the "Class B Common Stock"), (ii) concurrently with the execution and delivery of this Pledge Agreement, will become the owner of 197,048 shares of Class B Common Stock, (iii) is the legal and beneficial owner of and 119,506 shares of Class A Common Stock, $1.00 par value per share, of Lender ("Class A Common Stock"), and (iv) pursuant to and subject to the terms and conditions of the Settlement Agreement, the Board of Directors of Lender may authorize the issuance to Borrower of the New Class A Shares (as defined in the Settlement Agreement);

                 WHEREAS, concurrently with entering into the Settlement Agreement Pledgor, Lender and Larry G. Schafran and Sidney B. Silverman, as initial voting trustees (in such capacity and
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including any additional or substitute voting trustee or trustees appointed pursuant to the Voting Trust Agreement, the "Voting Trustees"), will enter into that certain Voting Trust Agreement, of even date herewith (the "Voting Trust Agreement") pursuant to which Pledgor will transfer, subject to the lien and security interests created hereunder, all shares of Class A Common Stock and Class B Common Stock owned by Borrower from time to time (other than the First Union Pledged Shares (as defined in Section 6(b)) which shall be pledged and transferred only at such time as any of such shares are no longer encumbered) to the Voting Trustees to be held under the voting trust created pursuant to the Voting Trust Agreement, and Lender will register the transfer of such shares from Pledgor to the Voting Trustees in Lender's stock transfer records and cause new certificates representing such shares to be issued in the name of, and delivered to, the Voting Trustees; and

                 WHEREAS, Pledgor and Lender are parties to that certain Buy/Sell/Offering Agreement, of even date herewith (the "Buy/Sell/Offering Agreement"), pursuant to which Pledgor has granted Lender an option to purchase the Pledged Stock (defined below).

                 NOW, THEREFORE, for and in consideration of Lender and Cabot-Morgan entering into the Settlement Documents and Lender making the loans evidenced by the Promissory Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Collateral Agent, Lender and Pledgor hereby agree as follows:

                 1. Appointment as Collateral Agent. (a) Lender and Cabot-Morgan hereby designate and appoint the Voting Trustees from time to time in place under the Voting Trust Agreement, and in their capacity as the initial Voting Trustees, Mr. Larry G. Schafran and Sidney B. Silverman, Esq., to act as bailee and collateral agent for Lender and Cabot-Morgan for purposes of perfecting the pledge and assignment of and holding the Pledged Collateral (as defined below). Larry G. Schafran and Sidney B. Silverman, in their capacity as Voting Trustees, hereby accept such appointment. All powers of Collateral Agent hereunder shall be exercised upon the direction of Lender. Any additional or substitute voting trustee or trustees appointed in accordance with the Voting Trust Agreement shall upon the effectiveness of such appointment under the Voting Trust Agreement be automatically appointed as a Collateral Agent hereunder. Pledgor hereby acknowledges that Larry G. Schafran, Sidney B. Silverman and any additional or successor Voting Trustee or Trustees are acting both as Collateral Agent hereunder and as Voting Trustees under the Voting Trust Agreement and irrevocably authorizes and consents to their acting, now and in the future, in both such capacities. The appointment as Collateral Agent pursuant to this Agreement of the persons serving as Voting Trustees at the time of any Revocation Closing (as defined in the Settlement Agreement) shall survive such Revocation Closing. Notwithstanding the foregoing upon or at any time after a





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Revocation Closing Lender may appoint a substitute collateral agent and bailee to serve as Collateral Agent hereunder. Upon any such appointment the Collateral Agent at such time shall immediately deliver to the substitute collateral agent and bailee any and all Pledged Collateral (as defined in Section 2).

                 2. Pledge. Pledgor hereby pledges to Collateral Agent, for the benefit of Lender and Cabot-Morgan, a security interest in, the following (collectively, the "Pledged Collateral"):

                 (a) Any and all shares of Class A Common Stock, Class B Common Stock (other than the First Union Pledged Shares as defined in
         Section 6(b)) or any other capital stock of Lender, now or at any time or times hereafter, owned by Pledgor, the certificates representing the shares of such capital stock and the trust certificates issued by the Voting Trustees to Pledgor that represent any such shares of capital stock (such now-owned shares and trust certificates being identified on Exhibit A attached hereto and made a part hereof), all options and warrants for the purchase of shares of Class A Common Stock and Class B Common Stock, now or hereafter held in the name of Pledgor or the Voting Trustees (all of said capital stock, voting certificates, options and warrants and all capital stock held in the name of Pledgor or the Voting Trustees as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), stock powers with respect to the Pledged Stock in the form of Exhibit B attached hereto and made a part hereof (the "Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock including any funds held by the Voting Trustees in the Trust Accounts (as defined in the Voting Trust Agreement);

                 (b) All additional shares of Class A Common Stock or Class B Common Stock from time to time acquired by Pledgor in any manner, the certificates representing such additional shares and the trust certificates issued by the Voting Trustees to Pledgor that represent any such additional shares of capital stock (any such additional shares and voting certificates shall constitute part of the Pledged Stock and Lender is irrevocably authorized to amend Exhibit A from time to time to reflect such additional shares and voting certificates), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                 (c) Any and all options to purchase stock of Dart/SFW Corp. ("Dart/SFW") and any all shares of capital stock of Dart/SFW acquired upon the exercise of such options, in each case from time to time acquired by Pledgor in any manner,





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         the certificates representing such options or shares (any such options or shares shall constitute part of the Pledged Stock and Lender is irrevocably authorized to amend Exhibit A from time to time to reflect such options or shares), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                 (d)      The property and interests in property described in
         Section 4 below; and

                 (e)      All proceeds of the foregoing.

                 3. Security for Obligations. The Pledged Collateral secures the prompt payment, performance and observance of all present and future debts, obligations and liabilities of Pledgor or of any other obligor under the Settlement Documents which is controlled by Pledgor (collectively with Pledgor, the "RSH Obligors") to Lender and Cabot-Morgan arising pursuant to, or on account of this Pledge Agreement and the other Settlement Documents, including, without limitation, the obligations of the RSH Obligors to Cabot-Morgan and/or Lender (i) to pay any indemnification obligation under this Pledge Agreement or any other Settlement Document, and any and all other sums due (including applicable interest thereon) at any time thereunder, (ii) to pay principal of, interest on, and all other amounts payable pursuant to, the Promissory Notes, including any amendment, extension or renewal thereof, or any exchange or substitution therefor, and (iii) to pay all other amounts, and perform, observe and comply with all of the terms, covenants and conditions which are to be performed, observed or complied with by the RSH Obligors under this Pledge Agreement, the Promissory Notes or any other Settlement Document (collectively, the "Obligations").

                 4. Pledged Collateral Adjustments. If, during the term of this Pledge Agreement:

                 (a) Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Lender or Dart/SFW, or any option or warrant included within the Pledged Collateral is exercised, or both, or

                 (b) Any subscription, warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional shares, warrants, rights, options or other securities, issued by reason of any of the foregoing (including voting certificates issued by the Voting Trustees), shall be immediately delivered to and held by Collateral Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder.





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                 5.       Subsequent Changes Affecting Pledged Collateral.
Pledgor represents and warrants that Pledgor has made Pledgor's own arrangements for keeping informed of changes or potential changes affecting Lender or the capital structure of Lender (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that none of Collateral Agent, Lender or Cabot-Morgan shall have any obligation to inform Pledgor or the Voting Trustees of any such changes or potential changes or to take any action or omit to take any action with respect thereto.

                 6. Delivery of Pledged Collateral. (a) All certificates or instruments representing or evidencing the Pledged Collateral held by Pledgor on the date hereof have herewith been delivered to Collateral Agent, accompanied by Powers in the form of Exhibit B duly executed in blank, and any and all hereafter obtained or received by Pledgor shall be delivered to Collateral Agent pursuant hereto, accompanied by Powers in the form of Exhibit B duly executed in blank. Promptly upon the execution and delivery of the Voting Trust Agreement Collateral Agent will surrender the Pledged Shares to Lender so that Lender may register in Lender's stock transfer records the transfer, subject to the lien and security interests created hereunder, of the Pledged Shares from Pledgor to the Voting Trustees and cause new certificates representing the Pledged Shares to be issued in the name of, and delivered to, the Voting Trustees. The new certificates and the Pledged Shares represented thereby shall be held by Collateral Agent as Pledged Collateral and any voting trust certificate issued by the Voting Trustees to Pledgor shall by delivered to Collateral Agent and held as Pledged Collateral. All of the foregoing certificates shall be accompanied by Powers in the form of Exhibit B duly executed in blank and shall bear legends indicating that such Pledged Shares (including the trust certificates) are subject to the lien and security interest created under this Pledge Agreement. All certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

                 (b) In furtherance of the foregoing Pledgor agrees that at any time (i) any or all of the New Class A Shares are issued to Borrower or
(ii) any or all of the 33,333 shares of Class A Common Stock owned by Pledgor which are pledged to First Union National Bank (the "First Union Pledged Shares") no longer are subject to such Lien, such shares shall constitute Pledged Collateral and Pledgor shall immediately deliver such shares to Collateral Agent accompanied by Powers in the form of Exhibit B duly executed in blank. Promptly upon the delivery of any New Class A Shares or First Union Pledged Shares to Collateral Agent, Collateral Agent will surrender such New Class A Shares or First Union Pledged Shares to Lender so that Lender may register in Lender's stock transfer records the transfer, subject to the lien and security interests created hereunder, of the New Class A





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Shares or First Union Pledged Shares from Pledgor to the Voting Trustees and cause new certificates to be issued in substitution for the New Class A Shares or First Union Pledged Shares to be issued in the name of, and delivered to, the Voting Trustees. The new certificates and the Pledged Shares represented thereby shall be held by Collateral Agent as Pledged Collateral and any voting trust certificate issued by the Voting Trustees to Pledgor shall by delivered to Collateral Agent and held as Pledged Collateral.

                 (c) In the event that a court of competent jurisdiction enters a Court Invalidation Order (as defined in the Settlement Agreement) the effect of which is that Pledgor may not assign and transfer the Redemption Class B Shares (as defined in the Settlement Agreement) to Lender during the lifetime of Herbert H. Haft ("HHH") (or until the termination of the proxy granted by Pledgor to HHH in July 1993 to vote the Redemption Class B Shares), Pledgor agrees that such shares shall constitute Pledged Collateral and upon the reissuance of the Redemption Class B Shares, Pledgor shall immediately deliver such shares to Collateral Agent accompanied by Powers in the form of Exhibit B duly executed in blank. In addition, Collateral Agent, Lender and Pledgor shall take all such actions as are necessary to exchange certificates representing the Pledged Shares in the name of the Voting Trustees for new certificates representing the Pledged Shares in the name of Pledgor, all of which shall constitute Pledged Collateral and immediately be delivered to Collateral Agent accompanied by Powers in the form of Exhibit B duly executed in blank.

                 (d)      In the event of a Revocation Closing pursuant to
Section 1.5 of the Settlement Agreement, Pledgor agrees that the Redemption Class B Shares reissued to Pledgor shall constitute Pledged Collateral and upon the reissuance of the Redemption Class B Shares, Pledgor shall immediately deliver such shares to Collateral Agent accompanied by Powers in the form of Exhibit B duly executed in blank.

                 7. Representations and Warranties. Pledgor represents and warrants to Collateral Agent, Lender and Cabot-Morgan as follows:

                 (a) Pledgor is the sole legal and beneficial owner of, and Pledgor has the complete and unconditional authority to pledge and grant a security interest in, the Pledged Stock, as set forth in Exhibit A, free and clear of any lien, security interest, pledge, hypothecation, claim, charge, tax assessment, encumbrance or other restriction of any kind or character ("Lien") except for the Lien created by this Pledge Agreement and the adverse claims of Robert Haft and Linda Haft regarding 58,028 shares of Class A Common Stock (the "RSH Contested Class A Shares"), and the Pledged Collateral constitutes 100% of Pledgor's interests in Lender except for the First Union Pledged Shares;





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                 (b)      Pledgor has full power and authority to enter into
         this Pledge Agreement;

                 (c) Except as provided in the Voting Trust Agreement, there are no restrictions upon the voting rights associated with, or upon the transfer of, or upon the grant of Lien on, any of the Pledged Collateral;

                 (d) Except as provided in the Voting Trust Agreement, Pledgor and the Voting Trustees have the right to vote, pledge, assign and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens, without the necessity of obtaining any consents or authorizations from any third parties;

                 (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) for the exercise by Collateral Agent or Lender of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

                 (f) The pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of Collateral Agent, for the benefit of Lender and Cabot- Morgan, securing the payment and performance of the Obligations;

                 (g) This Pledge and the Powers have been executed and delivered by Pledgor and constitute the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' right generally and except as to limitations under general equitable principles on the availability of specific relief;

                 (h) The Powers are duly executed and give Collateral Agent the authority they purport to confer;

                 (i) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any governmental authority, pending, or to the knowledge of Pledgor, threatened against Pledgor or any property or assets of Pledgor that will materially and adversely affect the ability of Pledgor to perform Pledgor's obligations under this Pledge Agreement; and





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                 (j)      The execution, delivery and performance of this Pledge
         Agreement by Pledgor does not violate (i) any instrument or any indenture, mortgage, or any other agreement to which Pledgor is a party or by which any of the properties or assets of Pledgor may be bound; or (ii) any restriction on the transfer or encumbrance of such Pledged Collateral.

                 8. Voting Rights. During the term of this Pledge Agreement, and except as provided in the Voting Trust Agreement and this
Section 8, Pledgor shall have the right to vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Promissory Notes and the other Settlement Documents.

                 9. Dividends and Other Distributions. (a) Subject to the terms of the Voting Trust Agreement, so long as no Event of Default shall have occurred:

                 (i) Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all:

                          (A) dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

                          (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution (including the sale of all or substantially all of the capital stock or assets of any subsidiary of Lender) or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                          (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

         shall be Pledged Collateral, and shall be forthwith delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for Collateral Agent, be segregated from the other property or funds of Pledgor, and shall be paid over or delivered immediately to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements); and

                 (ii) Collateral Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to receive the





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         dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

         (b) Notwithstanding the provisions of Section 9(a), upon and after the occurrence of a Revocation Closing:

                 (i) All rights of Pledgor to receive the dividends and interest payments that Pledgor would otherwise be authorized to receive and retain pursuant to Section 9(a)(i) shall be limited to fifty percent (50%) of the amount of all such dividends and interest payments and the right to receive the remaining fifty percent (50%) of the amount of all such dividends and interest payment shall thereupon become vested in Collateral Agent which shall thereupon have the sole right to receive and hold as Pledged Collateral such portion of the dividends and interest payments, and any funds so received following a Revocation Closing shall be immediately applied to the prepayment of the $37 Million Note, and upon payment in full thereof, prepayment of the $11.6 Million Note;

                 (ii) All dividends and interest payments which are received by Pledgor contrary to the provisions Section 9(b)(i) shall be received in trust for Collateral Agent, shall be segregated from other funds of Pledgor and shall be paid over or delivered immediately to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements);

                 (iii) All amounts in the Trust Accounts on deposit at the time of the Revocation Closing shall, at the time of the Revocation Closing, and all amounts received by the Collateral Agent pursuant to this Section 9(b) shall, at the time received, be applied to the mandatory prepayment of the $37 Million Note and the $11.6 Million Note (as such terms are defined in the Settlement Agreement).

         (c) Notwithstanding any other provision of this Section 9, after the occurrence of an Event of Default:

                 (i) All rights of Pledgor to receive the dividends and interest payments that Pledgor would otherwise be authorized to receive and retain pursuant to Section 9(a)(i) or 9(b) (i) hereof shall cease, and all such rights shall thereupon become vested in Collateral Agent which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments;

                 (ii) All dividends and interest payments which are received by Pledgor contrary to the provisions Section 9(b)(i) shall be received in trust for Collateral Agent, shall be segregated from other funds of Pledgor and shall be paid over or delivered immediately to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).





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
                 10. Transfers and Other Liens. Pledgor agrees that Pledgor will not (i) sell, assign, transfer, pledge or otherwise dispose of or encumber, or grant any option with respect to, all or any portion of the Pledged Collateral without the prior written consent of Lender, except to the Voting Trustees as contemplated by Section 6 and as provided in the Buy/Sell/Offering Agreement, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien under this Pledge Agreement and for the adverse claim of Robert Haft and Linda Haft regarding 58,028 shares of Class A Common Stock or (iii) consent or approve the authorization of any additional shares of capital stock of Lender. Pledgor shall defend the title to the Pledged Collateral against all persons.

                 11. Liens on HHH Refunds or Repayments. As security for the Obligations, Pledgor hereby pledges to Lender, as collateral agent and bailee for Lender and Cabot-Morgan, and grants to Lender, as collateral agent and bailee for Lender and Cabot-Morgan, a security interest in, any claim Pledgor may have against, or any refund or other return of money or property that Pledgor may receive or be entitled to receive from, HHH as a refund or other repayment of payments made on that certain Promissory Note, dated July 28, 1993, executed by Pledgor in favor of HHH (the "HHH Note") (including any return, or failure by HHH to accept tender, of the prepayment to be made on the HHH Note by Pledgor concurrently with the transactions contemplated by the Settlement Agreement) and any refund or other return of money or property that Pledgor may receive from HHH as the return or refund of any payment by Pledgor of all or any portion of the purchase price of the Redemption Class B Shares, including any such refund or other payment arising from any decision, settlement or compromise of the lawsuit captioned Herbert H. Haft v. Ronald S. Haft, Civ. A. No. 94CA9883 (D.C. Super. Ct. July 17, 1995), and a counterclaim in the lawsuit captioned Ronald S. Haft v. Herbert H. Haft, Civ. A. No. 14425 (Del. Ch. filed July 18, 1995) (collectively, the "Rescission Action") or otherwise, which results in the rescission of the sale of the HHH Redemption Class B Shares (as defined in the Settlement Agreement) or HHH obtaining any right to own or vote the HHH Redemption Class B Shares or shares issued in substitution therefor. Pledgor hereby agrees that any payment or instrument received by Pledgor related to the foregoing claims shall be received in trust for Lender, as collateral agent and bailee for Lender and Cabot-Morgan, shall be segregated from other funds of Pledgor and shall be paid over immediately to Lender in the same form as so received (with any necessary endorsements). With respect to the collateral granted under this Section, Lender shall be entitled to all the rights, remedies and benefits provided under this Pledge Agreement to Collateral Agent and Lender as if such collateral constituted Pledged Collateral hereunder.

                 12. Remedies. (a) Collateral Agent and Lender shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Delaware. In addition, after the occurrence of an Event of Default, Collateral Agent and Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Collateral Agent and Lender or which Collateral Agent and Lender shall otherwise have the ability to transfer under applicable law, Collateral Agent and Lender may, in Lender's sole discretion, without notice except as specified below, after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Lender or Cabot-Morgan may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. Pledgor agrees to pay to Collateral Agent, Lender and Cabot-Morgan all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. Collateral Agent and Lender agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with Section 12(g) and Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

                 (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by Pledgor at least five (5) Business Days before the time of the sale or disposition; provided, however, that Lender may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

                 (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that after the occurrence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral (i) by means of an underwritten public offering as provided in Section 12(d), (ii) by private placement as provided in Section 12(e), or (iii) by taking the Pledged Collateral as treasury stock of Lender as provided in Section 12(f).

                 (d) Lender may, at Pledgor's expense, attempt to sell the Pledged Collateral in an underwritten public offering. In such event Pledgor shall, upon the request of Lender, execute and deliver all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Lender, Pledgor or Lender's or Pledgor's counsel, advisable to assist Lender in registering the applicable Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), to qualify the Pledged Collateral under state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, and to assist Lender in making all amendments and supplements thereto and to the related prospectus which, in the opinion of Lender, Pledgor or Lender's or Pledgor's counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations thereunder.

                 Pledgor shall, upon the request of Lender, at Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to permit Lender to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law and the requirements of any underwriter, including the execution and delivery of any underwriting agreement.

                 Pledgor will reimburse Lender for all expenses incurred by Lender including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing. In the event capital stock of Lender other than Pledged Collateral is included in any offering pursuant to this Section 12(d), Pledgor shall bear expenses incurred in connection with the offering based on the proportion that Pledged Collateral included in such offering represents all shares of capital stock of Lender included in such offering. Upon or at any time after the occurrence of an Event of Default, if Lender determines that, prior to any public offering of any securities constituting part of the Pledged Collateral, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law and such registration and/or qualification is not practicable, then Pledgor agrees that it will be commercially reasonable if a private sale, upon at least five (5) Business Days' notice to Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less then prices which could have been obtained for such security on any market or exchange or in any other public sale.

                 (e) Lender may, at Pledgor's expense, attempt to sell the Pledged Collateral in a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If Lender solicits such offers from not less than three (3) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that Lender solicit offers from three or more investors in order for the sale to be commercially reasonable.

                 (f) In lieu of selling or otherwise disposing of the Pledged Collateral as permitted by any other provision of this Section 12, by law or otherwise, in the event Lender in its reasonable discretion determines that the market value of the Pledged Collateral (including amounts retained in the Trust Accounts) equals or exceeds the Obligations outstanding under the $37 Million Note and the $27.4 Million Note (as such terms are defined in the Settlement Agreement) Lender will offer to retain the Pledged Collateral or such portion of the Pledged Collateral as Lender in its sole discretion determines in satisfaction of the Obligations of Pledgor under the $37 Million Note and the $27.4 Million Note, subject to preserving any claims Lender may have then or at any time in the future arising from or related to the First Union Pledged Shares and the RSH Contested Class A Shares.

                 (g) Pledgor agrees that (i) in the event Collateral Agent and Lender shall, upon any Event of Default, sell the Pledged Collateral or any portion thereof at a private sale or sales, Lender shall have the right to rely upon the advice and opinion of investment bankers engaged by Lender as to the best price reasonably obtainable upon such a private sale and (ii) in the absence of fraud, such reliance shall be conclusive evidence that Lender handled such matter in a commercially reasonable manner under applicable law.

                 (h) Each right, power and remedy of Collateral Agent, Lender, Cabot-Morgan or any collateral agent, bailee or escrow agent acting on behalf of Lender or Cabot-Morgan provided for in this Pledge Agreement, the Promissory Notes or any other Settlement Document, or now or hereafter existing at law or in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement, the Promissory Notes or in any of the other Settlement Documents, or now or hereafter existing at law or in equity, by statute or otherwise. The exercise or the beginning of the exercise by Collateral Agent, Lender, Cabot-Morgan or any collateral agent, bailee or escrow agent acting on behalf of Lender or Cabot-Morgan of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any of them of any or all such other rights, powers or remedies. Collateral Agent, Lender, Cabot-Morgan or any collateral agent, bailee or escrow agent acting on behalf of Lender or Cabot-Morgan may exercise any such right, power or remedy against Pledgor without exercising such rights, powers or remedies against any other RSH Obligor.

                 (i) Pledgor hereby agrees that after the occurrence of an Event of Default, Collateral Agent, Lender, Cabot-Morgan or any collateral agent, bailee or escrow agent acting on behalf of Lender or Cabot-Morgan may proceed to foreclose the security interest in, or exercise any rights of any of them against, any or all collateral which any of them may hold as a security for repayment of the Obligations in such order, and at such times, as Collateral Agent, Lender, Cabot-Morgan or any collateral agent, bailee or escrow agent acting on behalf of Lender or Cabot-Morgan may elect in its sole discretion. No such action shall be deemed to release, relinquish, alter or impair any rights of Collateral Agent, Lender or Cabot-Morgan hereunder. Pledgor hereby waives all rights which Pledgor may have under the doctrines of marshalling of assets or marshalling of Liens.

                 (j) Upon the occurrence of any Event of Default and the sale of any or all of the Pledged Collateral, the proceeds from such sale shall be applied by Lender as follows:

                 First:   to payment of the costs and expenses of such sale,
including the expenses of Collateral Agent and Lender and the fees and expenses of counsel employed in connection therewith;

                 Second: to the payment of the remainder of the Obligations in such order as Lender shall determine;

                 Third:   to the payment of any other amounts required by
applicable law;

                 Fourth: the balance, if any, of such proceeds shall be paid to Pledgor, Pledgor's successor and assigns, or as a court of competent jurisdiction may direct.

                 13. Security Interest Absolute. All rights of Collateral Agent, Lender and Cabot-Morgan and the security interests created hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                 (i) Any lack of validity or enforceability of this Pledge Agreement, the Promissory Notes or any other Settlement Document;

                 (ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Promissory Notes or any other Obligation, or any other amendment or waiver of or any consent to any departure from this Pledge Agreement, the Promissory Notes or any other Settlement Document;

                 (iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Obligations; or

                 (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or of this Pledge Agreement, the Promissory Notes or any other Settlement Document.

                 14. Collateral Agent and Lender Appointed Attorney-in-Fact. Pledgor hereby appoints each of Collateral Agent and Lender Pledgor's attorney-in-fact, with full authority, in the name of Pledgor or otherwise, after the occurrence of an Event of Default, from time to time in Lender's sole discretion, individually or jointly to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of Lender to the name of Collateral Agent, Lender or Collateral Agent's or Lender's nominee. After the occurrence of an Event of Default, Collateral Agent may, at any time upon the direction of Lender, in Lender's sole discretion and without notice to Pledgor, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, Collateral Agent, upon the direction of Lender, may at any time exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

                 15. Duty of Care. None of Collateral Agent, Lender or Cabot-Morgan shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with Collateral Agent's, Lender's or Cabot-Morgan's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in Collateral Agent's or Lender's possession. Without limiting the generality of the foregoing, none of Collateral Agent, Lender or Cabot-Morgan shall be under any obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall constitute part of the Obligations secured hereby.

                 16. Notices. All notices and other communications provided for hereunder shall be in writing and shall be deemed given if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or by facsimile (answerback required), if to Lender or Pledgor, at the addresses specified from time to time in accordance with the Promissory Notes and if to the Voting Trustees or Collateral Agent, at the address specified for the Voting Trustees from time to time in accordance with the Voting Trust Agreement.

                 17. Indemnity and Expenses. (a) Pledgor agrees to indemnify Collateral Agent, Lender and Cabot-Morgan from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from Collateral Agent's, Lender's or Cabot-Morgan's gross negligence or willful misconduct.

                 (b) Pledgor will upon demand pay to Collateral Agent, Lender and Cabot-Morgan the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel to any of them and of any experts and agents, which any of them may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent, Lender or Cabot-Morgan hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                 18. Specific Performance. Pledgor acknowledges and agrees that in the event of any breach of this Pledge Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that Collateral Agent, Lender and Cabot-Morgan, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance (including temporary restraining orders) of this Pledge Agreement in any action instituted in the Delaware Court of Chancery or the United States District Court for the District of Delaware, or, in the event neither of said courts would have jurisdiction over such action, in any court of the United States or any state having subject matter jurisdiction. Pledgor consents to personal jurisdiction in any such action brought in the Delaware Court of Chancery or the United States District Court for the District of Delaware.

                 19. Term; Releases. This Pledge Agreement shall remain in full force and effect until (i) the Obligations have been fully and indefeasibly paid in cash whether as (A) direct payment from RSH to Lender or Cabot-Morgan, (B) the credit against the payment of the $37 Million Note (as defined in the Settlement Agreement) for the purchase price of shares under the Buy/Sell/Offering Agreement (as provided in paragraph 5.b. and c. of the $37 Million Note), or
(C) provided by Article 6 of the Master Agreement and (ii) if applicable, the delivery by Pledgor to Lender of the Redemption Class B Shares (as defined in the Settlement Agreement) pursuant to Section 5.3(c) of the Settlement Agreement. This Pledge Agreement shall continue in effect notwithstanding any Revocation Closing pursuant to Section 1.5 of the Settlement Agreement. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Pledged Collateral), Lender will direct Collateral Agent to release the security interest created hereunder. Notwithstanding the foregoing, the Pledged Collateral shall be released by Collateral Agent upon the sale of any or all of the Pledged Shares pursuant to the Buy/Sell/Offering Agreement and the release of such Pledged Shares in accordance with Section 5 of the Voting Trust Agreement.

                 20. Cross Default. The Settlement Agreement, this Pledge Agreement and the other Settlement Documents constitute one integrated whole. Pledgor acknowledges and agrees that a material breach under any of the Settlement Documents by Pledgor or any other RSH Obligor shall constitute a material breach under each other Settlement Document including this Pledge Agreement. Lender and Cabot-Morgan acknowledge and agree that a material breach under any of the Settlement Documents by Lender, Cabot-Morgan or any Person controlled by Lender shall constitute a material breach under each other Settlement Document including this Pledge Agreement.

                 21. Reinstatement; Liens. This Pledge Agreement and the Obligations and Liens hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. Pledgor shall not contest or support any other Person in contesting, in any actions or proceedings, the priority or validity of any Lien or other claim in any collateral or other interest granted under any Settlement Document by Pledgor, or any other RSH Obligor to Collateral Agent, Lender, Cabot-Morgan, or any collateral agent, bailee or escrow agent acting on behalf of Lender or Cabot-Morgan.

                 22. Further Assurances. Pledgor agrees that Pledgor will cooperate with Collateral Agent, Lender and Cabot-Morgan and will execute and deliver, or cause to be executed and delivered, all such other powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

                 23. Survival of Representations and Warranties. The covenants, agreements, representations and warranties of the parties hereto made in this Pledge Agreement shall survive the closing of the transactions contemplated hereby.

                 24. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Pledgor, Collateral Agent, Lender, Cabot-Morgan and their respective heirs, executors, administrators, successors (including any representative, executor or administrator of Borrower's estate) and assigns. Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Pledgor.

                 25. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor from this Pledge Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and Collateral Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 26. Exhibits. The Exhibits attached to this Pledge Agreement are incorporated herein and shall be part of this Pledge Agreement for all purposes.

                 27. Section Headings. The section headings herein, and the headings in the Exhibits hereto, are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Pledge Agreement. Unless otherwise specified, references in this Pledge Agreement to Sections or Exhibits are references to Sections of, or Exhibits to, this Pledge Agreement.

                 28. Definitions. The singular shall include the plural and vice versa as the context may require. Notwithstanding a Revocation Closing (as defined in the Settlement Agreement) pursuant to Section 1.5 of the Settlement Agreement, terms defined herein by reference to agreements which do not survive the Revocation Closing shall continue to have the meanings ascribed to such terms in such agreements.

                 29. Entire Agreement. This Pledge Agreement (including the Exhibits hereto) and the other Settlement Documents set forth the entire understanding of the parties hereto and supersede all prior agreements between them with respect to the subject matter hereof and all prior negotiations between the parties are merged in this Pledge Agreement and the other Settlement Documents, and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth.

                 30. Severability. If this Pledge Agreement or any other Settlement Document or any one or more of the provisions contained in this Pledge Agreement or any other Settlement Document, should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired.

                 31. Governing Law. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

                 32.      Consent to Jurisdiction, Waiver of Jury Trial.

                 (a) PLEDGOR, TO THE EXTENT THAT PLEDGOR MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF PLEDGOR'S OBLIGATIONS HEREUNDER OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS PLEDGOR MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT PLEDGOR MAY LAWFULLY DO SO, PLEDGOR CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO PLEDGOR AT THE ADDRESS SPECIFIED PURSUANT TO SECTION 16 OF THIS PLEDGE AGREEMENT. TO THE EXTENT PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT ATTACHMENT IN AID OF EXECUTION OR OTHERWISE WITH RESPECT TO PLEDGOR OR PLEDGOR'S PROPERTY, PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF PLEDGOR'S OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

         (b) PLEDGOR HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS PLEDGE AGREEMENT.

                 33. Acknowledgment by Voting Trustees. The Voting Trustees by their acknowledgment of this Pledge Agreement hereby acknowledges and agrees that the transfer of any Pledged Collateral by Pledgor to the Voting Trustees is subject at all times to the Lien created under this Pledge Agreement and all the terms and conditions of this Pledge Agreement and that the covenants and agreements of Pledgor hereunder with respect to the Pledged Collateral are binding upon the Voting Trustees and apply to the Voting Trustees as if Voting Trustees were Pledgor hereunder.

                 34. Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                 IN WITNESS WHEREOF, Pledgor, Collateral Agent and Lender have executed this Pledge Agreement as of the date set forth above.

                                                            PLEDGOR:

                                                            /s/ Ronald S. Haft
                                                            --------------------------
                                                            Ronald S. Haft

                                                            COLLATERAL AGENT:

                                                            /s/ Larry G. Schafran
                                                            --------------------------
                                                            Larry G. Schafran

                                                            /s/ Sidney B. Silverman
                                                            --------------------------
                                                            Sidney B. Silverman

                                                            DART GROUP CORPORATION


                                                            By: /s/ Robert A. Marmon
                                                               --------------------------
                                                                Name:
                                                                Title:

ACKNOWLEDGED AS OF THE
DATE FIRST WRITTEN ABOVE

Voting Trustees under that certain Voting
Trust Agreement of even date herewith among Pledgor, Lender and the undersigned in their capacity as voting trustees thereunder:

/s/ Larry G. Schafran
--------------------------
Larry G. Schafran

/s/ Sidney B. Silverman
--------------------------
Sidney B. Silverman

                                  EXHIBIT A
                                     to
                              PLEDGE AGREEMENT



                      Pledged Stock and Trust Certificates



Name and Address                                  Description of                      Certificate
of Pledgor                                        Pledged Stock                       Numbers
----------------                                  -------------                       -----------
Ronald S. Haft                                    Trust certificate
2435 California Street, N.W.                      representing shares                     3, 4
Washington, D.C.  20008                           of Class A Common Stock,
                                                  par value $1.00 per
                                                  share, of Dart
                                                  Group Corporation

                                                  Trust Certificate                       1, 2
                                                  representing
                                                  222,294 shares of
                                                  Class B Common
                                                  Stock, par value
                                                  $1.00 per share, of
                                                  Dart Group
                                                  Corporation

Larry G. Schafran and                             86,173 shares of                    92705 (85,303
Sidney B. Silverman                               Class A Common                      shares held
Voting Trustees                                   Stock                               in brokerage
                                                  par value $1.00 per                 account)
                                                  share, of Dart
                                                  Group Corporation

                                                  222,294 shares of                   92706
                                                  Class B Common
                                                  Stock, par value
                                                  $1.00 per share, of
                                                  Dart Group
                                                  Corporation

                                  EXHIBIT B
                                     to
                              PLEDGE AGREEMENT



                        Form of Irrevocable Stock Power




                                  STOCK POWER


         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________ _____ shares of Class ___ Common
Stock, $1.00 par value per share, of Dart Group Corporation, a Delaware corporation, (the "Corporation"), represented by Certificate No. __ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
      ----------------------



------------------------------------------
Ronald S. Haft